                                  SCHEDULE 14a
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Filed by the Registrant   [x]

         Filed by a Party other than the Registrant [ ]
         Check the appropriate box:

         [ ]  Preliminary Proxy Statement     [ ] Confidential, for
                                                  Use of the Commission Only
                                                  (as permitted by Rule
                                                  14a-6(e)(2)

         [x]  Definitive Proxy Statement
         [ ]  Definitive additional Materials

         [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         THE ARCH FUND, INC.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         [x]     No fee required.

         [ ] Fee computed on table below per Exchange act Rules 14a-6(i)(1) and 0-11.
         (1)     Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         (2)     Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         (4)     Proposed maximum aggregate value of transaction:

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         (5)     Total fee paid:

--------------------------------------------------------------------------------

         [ ]     Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

         [ ]     Check box if any part of the fee is offset as provided by
Exchange act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:

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         (2)     Form, Schedule or Registration Statement No.:

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         (3)     Filing Party:

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         (4)     Date Filed:
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

                             THE ARCH FUND(R), INC.
                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         ------------------------------

                                                                December 1, 1997
To the Shareholders of
The ARCH Fund, Inc.

     An Annual Meeting of Shareholders of The ARCH Fund, Inc. (the "Fund") will be held on January 20, 1998, at 9:00 A.M. Central Time, at the offices of Mississippi Valley Advisors Inc., One Mercantile Center, Southeast Conference Room, 21st Floor, St. Louis, Missouri 63101, for the following purposes:

          (1)  The election of a Board of seven (7) Directors;

          (2) The ratification or rejection of the selection of KPMG Peat Marwick LLP as the Fund's independent accountants for the fiscal year ending November 30, 1998;

          (3) With respect to the Treasury Money Market Portfolio and Money Market Portfolio only, the approval or disapproval of a change in the Portfolios' fundamental investment limitations to permit securities lending; and

          (4) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on November 3, 1997 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that the meeting can be held and a maximum number of shares may be voted.

                                          By Order of the Board of Directors

                                          /s/ W. Bruce McConnel
                                          W. BRUCE MCCONNEL, III
                                          Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND SCHEDULED FOR JANUARY 20, 1998 WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL IN ALLOWING THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY.

                             THE ARCH FUND(R), INC.
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                             1-800-452-ARCH (2724)

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The ARCH Fund, Inc. (the "Fund") for use at an Annual Meeting of Shareholders of the Fund to be held at the offices of Mississippi Valley Advisors Inc., One Mercantile Center, Southeast Conference Room, 21st Floor, St. Louis, Missouri 63101 on January 20, 1998, at 9:00 A.M. Central Time (such meeting and any adjournment thereof is referred to as the "Meeting"). It is expected that the solicitation of proxies will be primarily by mail. The Fund's officers and service contractors may also solicit proxies by telephone, telegraph, facsimile or personal interview. In connection with the solicitation of certain shareholders, the Fund's service contractors have retained Automatic Data Processing to assist in the solicitation of proxies and to tabulate votes returned at a cost of approximately $4950. The Fund will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed Proxy are expected to be distributed to shareholders on or about December 3, 1997.

     The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to each proposal.

                        PROPOSAL                              SHAREHOLDERS SOLICITED
       ------------------------------------------   ------------------------------------------
1.     Election of a Board of seven (7)             All Portfolios voting together in the
       Directors.                                   aggregate.
2.     Ratification or rejection of the selection   All Portfolios voting together in the
       of KPMG Peat Marwick LLP as the Fund's       aggregate.
       independent accountants for the fiscal
       year ending November 30, 1998.
3.     Approval or disapproval of a change in       Shareholders of the Treasury Money Market
       fundamental investment limitations to        Portfolio and Money Market Portfolio
       permit the Treasury Money Market Portfolio   voting separately on a
       and Money Market Portfolio to engage in      Portfolio-by-Portfolio basis. All classes
       securities lending.                          of shares of the same Portfolio will vote
                                                    together.

     A Proxy is enclosed with respect to the shares you own in the Fund. If the Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions thereon. Each full share is entitled to one vote and each fractional share to a proportionate fractional vote. If you do not expect to be present at the Meeting and wish your shares to be voted, please complete the enclosed Proxy and mail it in the enclosed reply envelope.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF EACH PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

                                   PROPOSAL 1

                                (ALL PORTFOLIOS)

     At the Meeting, shareholders will be asked to consider the election of seven Directors, who will constitute the entire Board of Directors of the Fund. Each elected Director will hold office for an indefinite term until the earlier of (1) the date the election of a Director's successor in office becomes effective, or (2) the date a Director resigns or his term as a Director is terminated in accordance with the Fund's By-Laws. Normally, there will be no meetings of shareholders for the purpose of electing Directors except as required by the Investment Company Act of 1940 (the "1940 Act"). See "Other Matters" below. The Directors may, as permitted by the 1940 Act, appoint additional Directors without shareholder approval.

     All shares represented by valid Proxies will be voted in the election of Directors for each nominee named below, unless authority to vote for a particular nominee is withheld. The seven nominees who receive the highest number of votes cast at the Meeting will be elected as Directors. Cumulative voting is not permitted. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If a nominee withdraws from the election or is otherwise unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Directors may recommend, unless the Board decides to reduce the number of Directors serving on the Board.

     Messrs. Woodham, Cox, Hunt, Jacobsen and Winney are incumbent Directors who are standing for re-election. Messrs. Woodham, Cox and Winney were last elected by shareholders at a meeting held on June 29, 1993. Messrs. Hunt and Jacobsen were each appointed to the Board of Directors on September 27, 1994. In addition, Messrs. Cox and Hunt, Directors of the Fund who are not "interested persons" of the Fund as defined in the 1940 Act and who comprise the Nominating Committee, have nominated Messrs. Brandt and Moore at a meeting of the Nominating Committee held on September 16, 1997 as additional Directors to be voted on by the Fund's shareholders.

     The following table contains relevant information about the nominees:

                                                                                                    FUND SHARES
                                                                                                       OWNED
                                                                                                    BENEFICIALLY
                                                                                                       AS OF
                                          POSITION(S) HELD             PRINCIPAL OCCUPATIONS       SEPTEMBER 30,
     NAME AND ADDRESS        AGE              WITH ARCH                 DURING PAST 5 YEARS             1997
--------------------------   ---    -----------------------------   ----------------------------   --------------
Jerry V. Woodham*            54     Chairman of the Board;          Treasurer, St. Louis                None
  St. Louis University              President; Director since       University, August 1996 to
  3500 Lindell Blvd.                1982.                           present; Treasurer,
  Fitzgerald Hall                                                   Washington University, 1981
  St. Louis, MO 63103                                               to 1995.
Robert M. Cox, Jr.           52     Director since 1991.            Senior Vice President--             ***
  Emerson Electric Co.                                              Acquisition and Development,
  8000 W. Florissant Ave.                                           Emerson Electric Co.
  St. Louis, MO 63136

                                                                                                    FUND SHARES
                                                                                                       OWNED
                                                                                                    BENEFICIALLY
                                                                                                       AS OF
                                          POSITION(S) HELD             PRINCIPAL OCCUPATIONS       SEPTEMBER 30,
     NAME AND ADDRESS        AGE              WITH ARCH                 DURING PAST 5 YEARS             1997
--------------------------   ---    -----------------------------   ----------------------------   --------------
Joseph J. Hunt               54     Director since 1994.            General Vice-President              None
  Iron Workers District                                             International Association of
  Council                                                           Bridge, Structural and
  3544 Watson Road                                                  Ornamental Iron Workers
  St. Louis, MO 63139                                               (International Labor Union),
                                                                    January 1994 to present;
                                                                    General Organizer,
                                                                    International Association of
                                                                    Bridge, Structural and
                                                                    Ornamental Iron Workers,
                                                                    September 1983 to December
                                                                    1993.
James C. Jacobsen**          62     Director since 1994.            Vice Chairman and Director,         ***
  Kellwood Company                                                  Kellwood Company
  600 Kellwood Parkway                                              (manufacturer of wearing
  Chesterfield, MO 63017                                            apparel and camping
                                                                    softgoods).
Ronald D. Winney*            55     Director since 1992;            Treasurer, Ralston Purina           ***
  Ralston Purina Company            Treasurer                       Company.
  Checkerboard Square
  St. Louis, MO 63164
Donald E. Brandt             43     Nominee                         Senior Vice President,              None
  Union Electric Company                                            Finance and Corporate
  P.O. Box 66149                                                    Services, Union Electric
  St. Louis, MO 63166                                               Company (electric utility
                                                                    company); Director, Huntco,
                                                                    Inc (intermediate steel
                                                                    processors).
Patrick J. Moore             43     Nominee                         Vice President & Chief              None
  Jefferson Smurfit                                                 Financial Officer since 1996
  Corporation                                                       and Vice President & General
  8182 Maryland Avenue                                              Manager, 1994-1996, of
  St. Louis, MO 63105                                               Industrial Packaging
                                                                    Division, Corporate Vice
                                                                    President & Treasurer,
                                                                    1993-1994, and Treasurer,
                                                                    1992-1993, Jefferson Smurfit
                                                                    Corporation (paper,
                                                                    paperboard and packaging).

---------

* Mr. Woodham is an "interested person" of the Fund as defined in the 1940 Act because he serves as an officer of the Fund. Mr. Winney is an "interested person" of the Fund because he owns stock of

    Mercantile Bancorporation Inc., of which Mississippi Valley Advisors Inc., the Fund's investment adviser, is an indirect wholly-owned subsidiary, and because he serves as an officer of the Fund.

** Mr. Jacobsen previously owned stock of Mercantile Bancorporation Inc. and held interest-bearing accounts at Mercantile Bank National Association, the direct parent of Mississippi Valley Advisors Inc. He no longer owns any securities issued by Mercantile Bancorporation Inc. or any of its affiliates.

*** As of September 30, 1997, Mr. Cox beneficially owned 364.661 shares of the
    Fund's Growth & Income Equity Portfolio. As of that date, Mr. Jacobsen beneficially owned 243 shares of the Fund's Growth & Income Equity Portfolio and Mr. Jacobsen's wife beneficially owned 165,730 shares of the Fund's Money Market Portfolio. As of such date, Mr. Winney was the beneficial owner of 366 shares of the Fund's Small Cap Equity Portfolio and he shared voting power with respect to 2,925 shares of the Fund's Small Cap Equity Portfolio and 499 shares of the Fund's International Equity Portfolio.

     Each Director receives an annual fee of $10,000 plus reimbursement of expenses incurred as a Director. Additionally, the Chairman of the Board and President receives an additional annual fee of $5,000 for services in such capacities. Remuneration for services rendered during the Fund's fiscal year ended November 30, 1996 and distributed to all Directors and officers as a group was $75,000.00. As of September 30, 1997, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio of the Fund.

     The following chart provides certain information about the fees received by the Fund's Directors for their services as members of the Board of Directors for the fiscal year ended November 30, 1996.

                                                        PENSION OR
                                    AGGREGATE           RETIREMENT         ESTIMATED      TOTAL COMPENSATION
                                COMPENSATION FROM    BENEFITS ACCRUED        ANNUAL        FROM REGISTRANT
       NAME OF PERSON/           THE ARCH FUND,       AS PART OF FUND    BENEFITS UPON    AND FUND COMPLEX*
          POSITION                    INC.               EXPENSES          RETIREMENT     PAID TO DIRECTORS
-----------------------------   -----------------    -----------------   --------------   ------------------
Jerry V. Woodham.............      $ 15,000.00              N/A               N/A             $15,000.00
  President and
  Chairman of the
  Board of Directors
Robert M. Cox, Jr............      $ 10,000.00              N/A               N/A             $10,000.00
  Director
Joseph J. Hunt...............      $ 10,000.00              N/A               N/A             $10,000.00
  Director
James C. Jacobsen............      $ 10,000.00              N/A               N/A             $10,000.00
  Director
Donald E. Kiernan**..........      $ 10,000.00              N/A               N/A             $10,000.00
  Director
Lyle L. Meyer**..............      $ 10,000.00              N/A               N/A             $10,000.00
  Director
Ronald D. Winney.............      $ 10,000.00              N/A               N/A             $10,000.00
  Director and
  Treasurer

---------

*  The "Fund Complex" consists solely of the Fund.

** Messrs. Kiernan and Meyer resigned as Directors of the Fund on April 3, 1997 and September 17, 1997, respectively.

     The Board of Directors of the Fund held five meetings during the last fiscal year, which ended on November 30, 1996. During that year, Messrs. Woodham, Cox, Hunt and Winney attended all meetings and Mr. Jacobsen attended all but one meeting. The Board of Directors held four meetings during the current fiscal year, which ends on November 30, 1997. During this year, Messrs. Woodham, Cox, Hunt and Jacobsen have attended all of the meetings, and Mr. Winney attended two of the meetings. The Board does not have standing audit or compensation committees but does have a standing nominating committee consisting of Messrs. Cox and Hunt, neither of whom is an "interested person" of the Fund. The Nominating Committee held no meetings during the last fiscal year ended November 30, 1996 and held one meeting during the current fiscal year ending November 30, 1997. The Nominating Committee is prepared to review nominations from shareholders to fill any future vacancies on the Board in written communications delivered to the Fund at its address on page 1.

     Mr. Woodham has served as Chairman of the Board since March 20, 1984.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH NOMINEE FOR DIRECTOR OF THE FUND.

                                   PROPOSAL 2

                                (ALL PORTFOLIOS)

     Shareholders are also being asked to vote upon the ratification or rejection of the selection of KPMG Peat Marwick LLP ("KPMG") as independent accountants for the Fund's fiscal year ending November 30, 1998. Approval of the proposal requires the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. Unless instructed otherwise, the persons named as proxies in the accompanying Proxy will vote for KPMG.

     The Board of Directors of the Fund, including all of the Directors who are not "interested persons" of the Fund, selected KPMG as the Fund's independent accountants for the fiscal year ending November 30, 1998 at a meeting held on September 16, 1997. KPMG has stated that it has no material direct or indirect financial interest in the Fund. KPMG, with offices at Two Nationwide Plaza, Columbus, Ohio 43215 has served as the Fund's independent accountants since June 1989.

     As part of its audit of the Fund's financial statements for the fiscal year ended November 30, 1996, KPMG reviewed the Fund's annual report to shareholders and its related filings with the Securities and Exchange Commission (the "SEC"); reviewed and tested for compliance with various rules and regulations applicable to investment companies, and prepared and reviewed the accounting controls and procedures in connection with the audit. In addition, KPMG performed additional non-audit services for the Fund in connection with the Fund's filings and reviewed the Fund's tax returns.

     A representative of KPMG is expected to be available by telephone at the Meeting should any matter arise requiring consultation with the accountants, and KPMG will be given the opportunity to make a statement if it chooses.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG AS INDEPENDENT ACCOUNTANTS OF THE FUND.

                                   PROPOSAL 3

          (TREASURY MONEY MARKET PORTFOLIO AND MONEY MARKET PORTFOLIO)

     Shareholders of the Treasury Money Market Portfolio and Money Market Portfolio are also being asked to vote upon the approval or disapproval of a change in the fundamental investment limitations of such Portfolios to permit the Portfolios to loan portfolio securities. The fundamental investment limitations of the Treasury Money Market Portfolio and Money Market Portfolio presently provide that neither Portfolio may "[m]ake loans, except that a Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements with respect to securities (together with any cash collateral) that are consistent with the Portfolio's permitted investments and that equal at all times at least 100% of the value of the repurchase price." Fund counsel has advised that this limitation prohibits securities lending by these two Portfolios.

     The Fund's Board of Directors has approved, at the recommendation of MVA, amendments to the fundamental investment limitations of the Treasury Money Market Portfolio and Money Market Portfolio that would remove the current restrictions on portfolio securities lending. As amended, the investment limitation on loans with respect to each of these Portfolios would provide that a Portfolio may not "[m]ake loans, except that a Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies, lend portfolio securities and enter into repurchase agreements with respect to securities (together with any cash collateral) that are consistent with the Portfolio's permitted investments and that equal at all times at least 100% of the value of the repurchase price." (Emphasis added.)

     Subject to approval of the proposed amendment by shareholders at the Meeting, each Portfolio would be permitted to loan portfolio securities to financial institutions such as banks and broker-dealers in accordance with policies adopted from time to time by the Fund. The Fund expects that such policies would provide that portfolio securities would be loaned only if collateral is continuously maintained by the Fund's custodian at no less than 102% of the amount of the loan by "marking to market" daily, and that any cash collateral received by a Portfolio in connection with its loans would be invested in U.S. Government securities and repurchase agreements collateralized by U.S. Government securities.

     Securities loans offer the potential of increasing the income earned by a Portfolio in connection with its investment activities. Securities loans also involve, however, risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. In addition, such loans involve risk of loss in connection with the investment of cash collateral received by a Portfolio from the borrower of the loaned securities. A Portfolio's ability to maintain its net asset value at $1.00 per share may be affected in the event of such a loss. Securities loans will, however, be made only to borrowers deemed by the Portfolios' investment adviser to be creditworthy and only when, in its judgment, the income to be earned from the loan justifies the attendant risks.

     Approval of the proposal to change the Portfolios' fundamental investment limitations to permit securities lending requires the affirmative vote of the holders of "a majority of the outstanding shares" of each of the Treasury Money Market Portfolio and Money Market Portfolio voting separately by Portfolio. The term "a majority of the outstanding shares" is defined in the 1940 Act to mean the lesser of (i) 67% of the shares of the Portfolio present at the Meeting if the holders of more than 50% of the outstanding shares of such Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such Portfolio. If the proposal is approved by the shareholders of either Portfolio at the Meeting, the change will thereafter be effective with respect to that Portfolio whether or not the proposal is approved by the shareholders of the other Portfolio.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE CHANGE IN THE FUNDAMENTAL INVESTMENT LIMITATIONS OF THE TREASURY MONEY MARKET PORTFOLIO AND MONEY MARKET PORTFOLIO TO PERMIT SECURITIES LENDING.

                               VOTING INFORMATION

     RECORD DATE. Only shareholders of record at the close of business on November 3, 1997 will be entitled to vote at the Meeting. On that date, the outstanding shares were as follows:

                                                                                   NUMBER OF
PORTFOLIO AND CLASS OF SHARES                                                  SHARES OUTSTANDING
----------------------------------------------------------------------------   ------------------
Money Market Portfolio
     Trust Shares...........................................................      974,544,168.070
     Institutional Shares...................................................       22,522,118.080
     Investor A Shares......................................................      150,285,800.140
     Investor B Shares......................................................           82,239.830
Treasury Money Market Portfolio
     Trust Shares...........................................................      195,644,151.090
     Institutional Shares...................................................          231,270.230
     Investor A Shares......................................................        6,716,588.080
Tax-Exempt Money Market Portfolio
     Trust Shares...........................................................      144,486,944.250
     Investor A Shares......................................................       16,508,859.710
U.S. Government Securities Portfolio
     Trust Shares...........................................................        6,675,408.735
     Institutional Shares...................................................          663,198.271
     Investor A Shares......................................................          491,347.767
     Investor B Shares......................................................           43,917.774
Intermediate Corporate Bond Portfolio
     Trust Shares...........................................................        4,341,459.585
     Institutional Shares...................................................            2,712.856
     Investor A Shares......................................................           25,804.688
Bond Index Portfolio
     Trust Shares...........................................................       13,431,425.177
     Institutional Shares...................................................            2,702.602
     Investor A Shares......................................................            3,441.758
Government & Corporate Bond Portfolio
     Trust Shares...........................................................       14,391,993.313
     Institutional Shares...................................................        1,622,809.699
     Investor A Shares......................................................          430,521.158
     Investor B Shares......................................................           56,395.714
Short-Intermediate Municipal Portfolio
     Trust Shares...........................................................        3,020,907.417
     Investor A Shares......................................................            1,616.553

                                                                                   NUMBER OF
PORTFOLIO AND CLASS OF SHARES                                                  SHARES OUTSTANDING
----------------------------------------------------------------------------   ------------------
Missouri Tax-Exempt Bond Portfolio
     Trust Shares...........................................................        6,197,737.192
     Investor A Shares......................................................        2,004,480.877
     Investor B Shares......................................................          117,936.295
National Municipal Bond Portfolio
     Trust Shares...........................................................       34,303,201.161
     Investor A Shares......................................................           43,408.680
     Investor B Shares......................................................           36,279.832
Equity Income Portfolio
     Trust Shares...........................................................       11,377,858.735
     Institutional Shares...................................................              101.535
     Investor A Shares......................................................           14,982.543
     Investor B Shares......................................................            3,774.036
Equity Index Portfolio
     Trust Shares...........................................................        2,658,016.876
     Institutional Shares...................................................              668.641
     Investor A Shares......................................................            8,503.343
Growth & Income Equity Portfolio
     Trust Shares...........................................................       15,313,280.774
     Institutional Shares...................................................        4,327,637.368
     Investor A Shares......................................................        2,189,487.448
     Investor B Shares......................................................          296,924.706
Small Cap Equity Portfolio
     Trust Shares...........................................................       13,995,970.835
     Institutional Shares...................................................        2,288,051.542
     Investor A Shares......................................................        1,015,973.779
     Investor B Shares......................................................          103,384.426
International Equity Portfolio
     Trust Shares...........................................................        4,548,120.688
     Institutional Shares...................................................          572,584.869
     Investor A Shares......................................................          239,620.333
     Investor B Shares......................................................           50,236.412
Balanced Portfolio
     Trust Shares...........................................................        3,941,486.814
     Institutional Shares...................................................        4,633,625.168
     Investor A Shares......................................................          748,563.452
     Investor B Shares......................................................           38,446.461

With the exception of Proposal 3, for which only shares of the Treasury Money Market Portfolio and Money Market Portfolio will vote on a Portfolio-by-Portfolio basis, all shares of the Fund will vote in the aggregate and not by class or Portfolio at the Meeting.

     QUORUM. A quorum is constituted with respect to the Fund, and, for Proposal 3, with respect to each of the Treasury Money Market Portfolio and Money Market Portfolio, by the presence in person or by proxy of the holders of more than 50% of the outstanding shares. For purposes of determining the presence of a quorum, abstentions, but not broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

     In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any of the proposals in favor of such adjournments, and will vote those proxies required to be voted AGAINST all proposals against any such adjournments.

     OTHER SHAREHOLDER INFORMATION. At the record date for the Meeting, affiliates of Mercantile Bancorporation Inc. ("Mercantile") held of record approximately 92.57% of the outstanding shares of the Fund as agent or custodian for their customers. In addition, at that date, affiliates of Mercantile held investment and/or voting power with respect to a majority of the Fund's outstanding shares on behalf of their customers. The name, address and share ownership of each person who may have possessed sole or shared voting or investment power with respect to more than 5% of the Fund's outstanding shares at that date were:

                                                            CLASS AND       PERCENTAGE     PERCENTAGE
                                                            AMOUNT OF        OF CLASS     OF PORTFOLIO
      FUND                  NAME AND ADDRESS              SHARES OWNED        OWNED       SHARES OWNED
----------------   -----------------------------------   ---------------    ----------    -------------
Money Market       National Financial Services Corp.     Investor A           90.695          11.948
Portfolio          For The Benefit of Our Customers      137,099,190.190
                   1 Work Financial Center
                   200 Liberty St., 5th Floor
                   New York, NY 10281
                   Mercantile Bank N.A.                  Trust                35.509          33.266
                   Trust Securities Unit 17-1            381,701,067.330
                   Attn: Dede Clark
                   P.O. Box 387, Main Post Office
                   St. Louis, MO 63166

                                                            CLASS AND       PERCENTAGE     PERCENTAGE
                                                            AMOUNT OF        OF CLASS     OF PORTFOLIO
      FUND                  NAME AND ADDRESS              SHARES OWNED        OWNED       SHARES OWNED
----------------   -----------------------------------   ---------------    ----------    -------------
                   Hawaiian Trust Company Ltd.           Trust                 6.269           5.874
                   783 Funds Accounting                  67,396,493.070
                   P.O. Box 3170
                   Honolulu, HI 96802
                   BISYS Fund Services                   Trust                37.114          34.769
                   FOB Mercantile EOD Sweep              398,951,940.950
                   Attn: Linda Zerbe
                   First & Market Building
                   Suite 300
                   Pittsburgh, PA 15222
                   Hawaiian Trust Company Ltd.           Trust                 7.077           6.630
                   783 Funds Accounting                  76,074,385.820
                   P.O. Box 3170
                   Honolulu, HI 96803
                   Mercantile Bank of St. Louis N.A.     Institutional        93.121           1.814
                   Attn: Trust Sec. Unit 17-1            20,816,569.510
                   P.O. Box 387
                   St. Louis, MO 63166
                   Mercantile Bank                       Institutional         6.174           0.120
                   Expediter Daily Valuation Acct.       1,380,353.860
                   Attn: Institutional Retirement
                   TRAM 16-2
                   P.O. Box 387
                   St. Louis, MO 63166
                   Mercantile Bank of St. Louis N.A.     Investor B            5.160           0.000
                   Edwin C. Hogrebe                      4,262.240
                   IRA
                   5537 Goethe
                   St. Louis, MO 63109
                   Mercantile Bank of St. Louis N.A.     Investor B           12.587           0.000
                   Wayne D. Matheis                      10,397.470
                   Rollover IRA
                   RR2, Box 142
                   Russellville, MO 65704
                   Merlin R. Burke & Mary Alice Burke    Investor B            5.440           0.000
                   JTWROS                                4,493.980
                   2516 High Land
                   Sedalia, MO 65301

                                                            CLASS AND       PERCENTAGE     PERCENTAGE
                                                            AMOUNT OF        OF CLASS     OF PORTFOLIO
      FUND                  NAME AND ADDRESS              SHARES OWNED        OWNED       SHARES OWNED
----------------   -----------------------------------   ---------------    ----------    -------------
                   Homer R. Turner & Edna M. Turner      Investor B            8.297           0.000
                   Trst Edna M. Turner Trust             6,853.480
                   Dtd. 04 17 90
                   33409 E. Pink Hill Rd.
                   Grain Valley, MO 64029
                   Alberta Buenemann &                   Investor B            7.808           0.000
                   Ernie W. Buenemann                    6,450.060
                   Trst Alberta Buenemann
                   Rev. Liv. Trust
                   Dtd. 08 30 91
                   1649 Sand Run Rd.
                   Troy, MO 63379
                   Mercantile Bank of St. Louis, N.A.    Investor B            5.811           0.000
                   Pheba A. Steinmeyer                   4,800.460
                   IRA
                   HC 3, Box 1266
                   Rocky Mt., MO 65702
Treasury Money     National Financial Services Corp.     Investor A           59.878           2.002
Market             For The Benefit of Our Customers      4,055,694.630
Portfolio          1 World Financial Center
                   200 Liberty St., 5th Floor
                   New York, NY 10281
                   Mercantile Bank of St Louis, N.A.     Investor A            7.829           0.262
                   Richard E. Crippa                     530,281.460
                   Rollover IRA
                   2948 Castelford Dr.
                   Florissant, MO 63033
                   St. Louis Regional Medical Center     Investor A           25.410           0.850
                   Attn: Sharon Edison                   1,721,079.560
                   535 Delmar Blvd.
                   St Louis, MO 63112
                   Mercantile Bank N.A. Trust            Trust                44.314          57.761
                   Trust Securities Unit 17-1            117,018,679.649
                   Attn: Dede Clark
                   P.O. Box 387, Main Post Office
                   St. Louis, MO 63166

                                                            CLASS AND       PERCENTAGE     PERCENTAGE
                                                            AMOUNT OF        OF CLASS     OF PORTFOLIO
      FUND                  NAME AND ADDRESS              SHARES OWNED        OWNED       SHARES OWNED
----------------   -----------------------------------   ---------------    ----------    -------------
                   BISYS Fund Services                   Trust                23.305          22.506
                   FBO Mercantile EOD Sweep              45,594,869.412
                   Attn: Linda Zerbe
                   First & Market Bldg., Suite 300
                   Pittsburgh, PA 15222
                   Mercantile Bank Of Arkansas           Trust                 5.602           5.410
                   Cust Treasurers Office                10,959,985.344
                   State of AR
                   Attn: Stephanie Noel
                   220 State Capitol
                   Little Rock, AR 72201
                   Mercantile Bank of St. Louis N.A.     Institutional        99.995           0.114
                   Attn: Trust Sec Unit 17-1             231,268.290
                   P.O. Box 387
                   St. Louis, MO 63166
Tax Exempt         National Financial Services Corp.     Investor A           97.906          10.509
Money Market       For The Benefit of Our Customers      15,868,362.240
Portfolio          1 World Financial Center
                   200 Liberty St., 5th Floor
                   New York, NY 10281
                   Mercantile Bank N.A. Trust            Trust                82.258          78.068
                   Trust Securities Unit 17-1            117,879,757.790
                   Attn: Dede Clark
                   P.O. Box 387, Main Post Office
                   St. Louis, MO 63166
                   BISYS Fund Services                   Trust                11.640          11.047
                   FBO Mercantile EBO Sweep              16,680,681.360
                   Attn: Linda Zerbe
                   First & Market Bldg., Suite 300
                   Pittsburgh, PA 15222
Growth &           Locust & Company                      Trust                52.722          36.824
Income             Mercantile Bank St. Louis N.A.        8,074,601.963
Equity             Trust Securities Unit 17-1
Portfolio          P.O. Box 387
                   St. Louis, MO 63166

                                                            CLASS AND       PERCENTAGE     PERCENTAGE
                                                            AMOUNT OF        OF CLASS     OF PORTFOLIO
      FUND                  NAME AND ADDRESS              SHARES OWNED        OWNED       SHARES OWNED
----------------   -----------------------------------   ---------------    ----------    -------------
                   Olive & Company                       Trust                43.608          30.459
                   Mercantile Bank St. Louis N.A.        6,678,752.241
                   Trust Securities Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166
                   Locust & Company                      Institutional        94.276          18.664
                   Mercantile Bank St. Louis N.A.        4,092,462.745
                   Attn: Trust Sec Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166
                   Mercantile Bank                       Institutional         5.140           1.018
                   Expediter Daily Valuation Acct        223,140.001
                   Attn: Institutional Retirement
                   TRAM 16-2
                   P.O. Box 387
                   St. Louis, MO 63166
Small Cap          Olive & Company                       Trust                12.467          10.030
Equity             Mercantile Bank St. Louis N.A.        1,745,562.254
Portfolio          Trust Securities Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166
                   Locust & Company                      Trust                37.119          29.863
                   Mercantile Bank St. Louis N.A.        5,197,238.294
                   Trust Securities Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166
                   Boatmens Trust Co.                    Trust                 5.818           4.681
                   Trst Sheet Metal                      814,720.391
                   Mississippi Valley
                   P.O. Box 14737
                   St. Louis, MO 63178
                   State Street Bank & Trust Co.         Trust                15.579          12.534
                   Trst Pioneer Hi-Bred                  2,181,412.687
                   International Savings Plan Trust
                   Attn: Chris Murphy
                   One Enterprise Dr.
                   North Quincy, MA 02171

                                                            CLASS AND       PERCENTAGE     PERCENTAGE
                                                            AMOUNT OF        OF CLASS     OF PORTFOLIO
      FUND                  NAME AND ADDRESS              SHARES OWNED        OWNED       SHARES OWNED
----------------   -----------------------------------   ---------------    ----------    -------------
                   American Bar Endowment                Trust                 6.740           5.423
                   750 N. Lake Shore Dr.                 943,804.234
                   Chicago, IL 60611
                   The Northern Trust Co.                Trust                 7.227           5.815
                   Trst Carpenters Pension Trust Fund    1,011,986.164
                   A/C 26-43664
                   Attn: Mutual Fund
                   P.O. Box 92956
                   Chicago, IL 60675
                   Locust & Company                      Institutional        93.143          12.295
                   Mercantile Bank St. Louis N.A.        2,139,815.337
                   Attn: Trust SEC Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166
                   Mercantile Bank                       Institutional         6.856           0.905
                   Expediter Daily Valuation Account     157,523.700
                   Attn: Institutional Retirement
                   Tram 16-2
                   P.O. Box 387
                   St. Louis, MO 63166
U.S. Government    Mercantile Bank of St Louis, N.A.     Investor A            6.509           0.406
Securities         Edmund C. Albrecht, Jr.               31,987.565
Portfolio          IRA
                   236 Carlyle Lake Dr.
                   St. Louis, MO 63141
                   Mercantile Bank of St Louis, N.A.     Investor A            5.420           0.338
                   William J. Gaffney                    26,632.654
                   IRA Rollover
                   1424 Bopp Rd.
                   St Louis, MO 63131
                   Locust & Company                      Trust                47.559          41.334
                   Mercantile Bank St. Louis N.A.        3,254,579.512
                   Trust Securities Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166

                                                            CLASS AND       PERCENTAGE     PERCENTAGE
                                                            AMOUNT OF        OF CLASS     OF PORTFOLIO
      FUND                  NAME AND ADDRESS              SHARES OWNED        OWNED       SHARES OWNED
----------------   -----------------------------------   ---------------    ----------    -------------
                   Olive & Company                       Trust                47.589          41.360
                   Mercantile Bank St. Louis N.A.        3,256,670.046
                   Trust Securities Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166
                   Locust & Company                      Institutional        96.378           8.129
                   Mercantile Bank St. Louis N.A.        640,029.165
                   Attn: Trust SEC Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166
                   NFSC FEBO M22-050270                  Investor B            5.925           0.033
                   NFSC FMTC IRA                         2,602.307
                   FBO Patricia J. Vonder Haar
                   4022 AV F
                   St. Louis, MO 63123
                   NFSC FEBO M22-109274                  Investor B            7.366           0.041
                   Esther E. Cantley TTEE                3,235.378
                   Esther E. Cantley TR
                   U A 4 21 97
                   Rt. 3, Box 692
                   Cabool, MO 65689
                   NFSC FEBO M26-042811                  Investor B            5.494           0.031
                   Glenda Kay Atkins                     2,413.090
                   508 Grand Ave.
                   Forest City, MO 64451
                   NSFC FEBO M26-044423                  Investor B           13.255           0.119
                   NFSC FMTC IRA                         5,821.689
                   FBO Wayne Bruck
                   Rt. 3
                   St. Joseph, MO 64505
Balanced           Mercantile Bank of St. Louis, N.A.    Investor A            5.660           0.489
Portfolio          Robert W. Davis                       42,371.776
                   Rollover IRA
                   818 Broadway
                   Elsberry, MO 63343

                                                            CLASS AND       PERCENTAGE     PERCENTAGE
                                                            AMOUNT OF        OF CLASS     OF PORTFOLIO
      FUND                  NAME AND ADDRESS              SHARES OWNED        OWNED       SHARES OWNED
----------------   -----------------------------------   ---------------    ----------    -------------
                   Olive & Company                       Trust                 5.439           2.478
                   Mercantile Bank St. Louis N.A.        214,613.575
                   Trust Securities Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166
                   Locust & Company                      Trust                94.401          43.002
                   Mercantile Bank St. Louis N.A.        3,724,878.460
                   Trust Securities Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166
                   Locust & Company                      Institutional        89.407          47.892
                   Mercantile Bank St. Louis N.A.        4,148,442.806
                   Attn: Trust SEC Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166
                   Mercantile Bank                       Institutional        10.592           5.674
                   Expediter Daily Valuation Account     491,459.589
                   Attn: Institutional Retirement
                   Tram 16-2
                   P.O. Box 387
                   St. Louis, MO 63166
                   Mercantile Bank of St. Louis, N.A.    Investor B            6.887           0.031
                   Richard Dell Woods                    2,648.162
                   SEP IRA
                   3114 Pickett Rd.
                   St. Joseph, MO 64503
                   Mercantile Bank of St. Louis, N.A.    Investor B            5.364           0.024
                   Edmund Frances Codr                   2,062.575
                   Rollover IRA
                   2820 S. 42nd St.
                   St. Joseph, MO 64502
                   Mercantile Bank of St. Louis, N.A.    Investor B            5.657           0.025
                   Gerald C. Pasch                       2,175.181
                   IRA
                   2817 Duncan
                   St. Joseph, MO 64507

                                                            CLASS AND       PERCENTAGE     PERCENTAGE
                                                            AMOUNT OF        OF CLASS     OF PORTFOLIO
      FUND                  NAME AND ADDRESS              SHARES OWNED        OWNED       SHARES OWNED
----------------   -----------------------------------   ---------------    ----------    -------------
                   NFSC FEBO M22-030490                  Investor B            5.984           0.027
                   NFSC FMTC IRA                         2,300.686
                   FBO Loren D. Salmons
                   7 Ranchero Dr.
                   St. Charles, MO 63303
                   NFSC FEBO M24-023507                  Investor B           10.124           0.045
                   Louis Stortenbecker Sr.               3,892.681
                   RR 3, Box 158
                   Council Bluffs, IA 51503
Government &       Mercantile Bank of St. Louis, NA      Investor A            6.441           0.168
Corporate Bond     Eugene F. Tucker                      27,730.681
Portfolio          IRA Rollover
                   70 Berkshire
                   St. Louis, MO 63117
                   Locust & Company                      Trust                45.349          39.592
                   Mercantile Bank St. Louis N.A.        6,533,326.989
                   Trust Securities Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166
                   Olive & Company                       Trust                52.386          45.736
                   Mercantile Bank St. Louis N.A.        7,547,167.830
                   Trust Securities Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166
                   Locust & Company                      Institutional        92.810           9.145
                   Mercantile Bank St. Louis N.A.        1,509,030.935
                   Attn: Trust SEC Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166
                   Mercantile Bank                       Institutional         6.673           0.658
                   Expediter Daily Valuation Account     108,512.945
                   Attn: Institutional Retirement
                   TRAM 16-2
                   P.O. Box 387
                   St. Louis, MO 63166

                                                            CLASS AND       PERCENTAGE     PERCENTAGE
                                                            AMOUNT OF        OF CLASS     OF PORTFOLIO
      FUND                  NAME AND ADDRESS              SHARES OWNED        OWNED       SHARES OWNED
----------------   -----------------------------------   ---------------    ----------    -------------
                   Mercantile Bank of St. Louis, NA      Investor B            5.617           0.019
                   Gerald C. Pasch                       3,173.090
                   IRA
                   2817 Duncan
                   St. Joseph, MO 64507
                   NFSC FEBO M22-038792                  Investor B           10.751           0.037
                   Alvina Borgard                        6,073.325
                   Michael A. Borgard
                   1502 Topping Rd.
                   Town & Country, MO 63131
                   NFSC FEBO M22-050563                  Investor B            5.930           0.020
                   Carl S. Jackson                       3,350.150
                   Steven J. Jackson
                   3016 Sunset Dr., Apt. B
                   Carbondale, IL 62901
                   NFSC FEBO M26-040169                  Investor B            5.077           0.017
                   Lewis D. Kelly                        2,868.069
                   Leola F. Kelly
                   527 N. Ellsworth Ave.
                   Marshall, MO 65340
                   Mercantile Bank of St. Louis, N.A.    Investor B            7.213           0.025
                   Wayne D. Matheis                      4,074.920
                   Rollover IRA
                   RR 2, Box 142
                   Russellville, MO 65074
Missouri           Locust & Company                      Trust                 8.906           6.636
Tax-Exempt         Mercantile Bank St. Louis N.A.        552,102.929
Bond Portfolio     Trust Securities Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166
                   Olive & Company                       Trust                89.303          66.537
                   Mercantile Bank St. Louis N.A.        5,535,944.719
                   Trust Securities Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166
                   Corelink Financial, Inc.              Investor B           51.385           0.728
                   P.O. Box 4054                         60,601.962
                   Concord, CA 94524

                                                            CLASS AND       PERCENTAGE     PERCENTAGE
                                                            AMOUNT OF        OF CLASS     OF PORTFOLIO
      FUND                  NAME AND ADDRESS              SHARES OWNED        OWNED       SHARES OWNED
----------------   -----------------------------------   ---------------    ----------    -------------
                   NFSC FEBO M22-036374                  Investor B            0.104           0.104
                   Laura May Young TTEE                  8,650.519
                   Of The Laura May Young Tr.
                   U A 8 14 95
                   427 Cliffside Dr.
                   St. Louis, MO 63122
International      Frances Dakers                        Investor A           12.216           0.052
Equity             200 E. 89th St. 28D                   28,826.767
Portfolio          New York, NY 10128
                   Locust & Company                      Trust                46.640          39.225
                   Attn: Trust Sec Unit 17-1             2,122,279.389
                   P.O. Box 387
                   St. Louis, MO 63166
                   Olive & Company                       Trust                46.517          39.121
                   Attn: Trust SEC Unit 17-1             2,116,677.714
                   P.O. Box 387
                   St. Louis, MO 63166
                   Boat & Co.                            Trust                 5.417           4.556
                   P.O. Box 14737                        246,498.147
                   St. Louis, MO 63178
                   Locust & Company                      Institutional        96.471          10.286
                   Attn: Trust SEC Unit 17-1             556,555.567
                   P.O. Box 387
                   St. Louis, MO 63166
Short-             James Sutten                          Investor A            6.582           0.004
Intermediate       P.O. Box 2465                         106.413
Municipal          Inverness, FL 34451
Portfolio
                   Lane P. Baker                         Investor A           93.351           0.050
                   & Madelynn A. Baker                   1,509.070
                   JTWROS P.O. Box 979
                   Essex, CT 06426
                   Olive & Company                       Trust                96.549          96.498
                   Attn: Trust SEC Unit 17-1             2,916,677.322
                   P.O. Box 387
                   St. Louis, MO 63166

                                                            CLASS AND       PERCENTAGE     PERCENTAGE
                                                            AMOUNT OF        OF CLASS     OF PORTFOLIO
      FUND                  NAME AND ADDRESS              SHARES OWNED        OWNED       SHARES OWNED
----------------   -----------------------------------   ---------------    ----------    -------------
National           Lane P. Baker                         Investor A           10.661           0.013
Municipal          & Madelynn A. Baker                   4,628.138
Bond Portfolio     JTWROS
                   P.O. Box 979
                   Essex, CT 06426
                   Gail P. Ruga                          Investor A           24.177           0.031
                   BIN 7137-2175                         10,495.120
                   207 Aintree Rd.
                   Rolla, MO 65401
                   Kim P. Wheeler                        Investor A           24.177           0.031
                   1003 S. 19th                          10,495.120
                   Rogers, AR 72758
                   Charles O. Lewis                      Investor A            5.782           0.007
                   1825 39th Ave.                        2,510.092
                   Vero Beach, FL 32960
                   Patricia Andrews Matthews             Investor A            5.782           0.007
                   5299 Proctor Rd.                      2,510.086
                   Casto Valley, CA 94546
                   NFSC FEBO M27-045063                  Investor A           11.714           0.015
                   Eleanor R. Strain TTEE                5,085.211
                   Of The Eleanor R. Strain Tr.
                   U A 11 16 84
                   33 Log Cabin Dr.
                   St. Louis, MO 63124
                   NFSC FEBO M22-119300                  Investor A           16.333           0.021
                   Elisabeth M. Goelz                    7,090.065
                   5 Gerold Ln.
                   Belleville, MO 63223
                   Olive & Company                       Trust                99.758          99.621
                   Mercantile Bank St. Louis N.A.        34,252,610.584
                   P.O. Box 387
                   St. Louis, MO 36166
                   Corelink Financial Inc.               Institutional        62.620           0.066
                   P.O. Box 4054                         22,719.255
                   Concord, CA 94524

                                                            CLASS AND       PERCENTAGE     PERCENTAGE
                                                            AMOUNT OF        OF CLASS     OF PORTFOLIO
      FUND                  NAME AND ADDRESS              SHARES OWNED        OWNED       SHARES OWNED
----------------   -----------------------------------   ---------------    ----------    -------------
                   NFSC FEBO M22-988642                  Institutional        10.829           0.011
                   Ronald E. Ryan                        3,929.088
                   Marian H. Ryan
                   875 Glen Elm Dr.
                   St. Louis, MO 63122
                   NFSC FEBO M22-967220                  Institutional        15.532           0.016
                   Casatta Rev. Liv. Trust               5,635.104
                   Raymond H. Casatta U A 10 06 87
                   5658 Tholozan
                   St. Louis, MO 65109
                   NFSC FEBO M22-961817                  Institutional        10.729           0.011
                   Gladine Coleman                       3,892.783
                   Andrew B. Coleman
                   5945 Loughborough
                   St. Louis, MO 63109
Intermediate       Gary E. Timmons                       Investor A            8.490           0.050
Corporate          P.O. Box 3149                         2,190.916
Bond Portfolio     Laredo, TX 78044
                   Jill Larson                           Investor A            8.490           0.050
                   27165 Pinario                         2,190.916
                   Mission Viejo, CA 91692
                   George Gregory Timmons                Investor A            8.490           0.050
                   1332 E. Desert Cv.                    2,190.916
                   Phoenix, AZ 85020
                   Betty Jane Eckhart                    Investor A           28.959           0.171
                   Trst Betty Jane Eckhart Trust U/A     7,472.898
                   Dtd. 04 19 82
                   28265 Beech Rd.
                   Sarcoxie, MO 64862
                   Lynn C. Prescott                      Investor A           28.293           0.098
                   4180 Rincon Cir.                      7,301.009
                   Palo Alto, CA 94306
                   NFSC FEBO M22-988855                  Investor A           10.733           0.063
                   Edwin N. Howald                       2,769.758
                   415 N. Tucker, Apt. 1029
                   St. Louis, MO 63101

                                                            CLASS AND       PERCENTAGE     PERCENTAGE
                                                            AMOUNT OF        OF CLASS     OF PORTFOLIO
      FUND                  NAME AND ADDRESS              SHARES OWNED        OWNED       SHARES OWNED
----------------   -----------------------------------   ---------------    ----------    -------------
                   Olive & Company                       Trust                95.179          94.625
                   Mercantile Bank St. Louis N.A.        4,135,103.247
                   Trust Securities Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166
                   Locust & Company                      Institutional        96.135           0.060
                   Mercantile Bank St. Louis N.A.        2,608.007
                   Trust Securities Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166
Equity Income      Betty Jane Eckhart                    Investor A           26.201           0.034
Portfolio          Trst Betty Jane Eckhart Trust U/A     3,925.694
                   Dtd. 04 19 82
                   28265 Beech Rd.
                   Sarcoxie, MO 64862
                   Lynn C. Prescott                      Investor A           25.974           0.034
                   4180 Rincon Cir.                      3,891.681
                   Palo Alto, CA 94306
                   Thomas Young                          Investor A           19.417           0.026
                   Trst Beatrice Young Trust             2,909.250
                   Dtd. 8 15 69 A/C M27997382
                   9204 Roger Lee Ln.
                   St. Louis, MO 63126
                   Thomas Young                          Investor A           11.985           0.016
                   Trst Henry Young Trust                1,795.709
                   Dtd. 11 12 69 A/C M27997390
                   9204 Roger Lee Ln.
                   St. Louis, MO 63126
                   Mercantile Bank of St. Louis,         Investor A            5.322           0.007
                   Custodian                             797.513
                   Robert Joseph Bockerstett
                   IRA
                   10710 Willinda Dr.
                   St. Louis, MO 63123
                   Olive & Company                       Trust                97.728          97.428
                   Mercantile Bank St. Louis N.A.        11,103,633.931
                   Trust Securities Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166

                                                            CLASS AND       PERCENTAGE     PERCENTAGE
                                                            AMOUNT OF        OF CLASS     OF PORTFOLIO
      FUND                  NAME AND ADDRESS              SHARES OWNED        OWNED       SHARES OWNED
----------------   -----------------------------------   ---------------    ----------    -------------
                   BISYS Fund Services OH, Inc.          Institutional       100.000           0.000
                   Attn: Admin. & Regulatory Services    101.535
                   3435 Stelzer Rd.
                   Columbus, OH 43219
                   Corelink Financial, Inc.              Investor B           15.449           0.005
                   P.O. Box 4054                         583.057
                   Concord, CA 94524
                   NFSC FEBO M22-979570                  Investor B           48.221           0.016
                   NFSC FMTC IRA Rollover                1,819.883
                   FBO Kevin O. Webb
                   1107 Wilshire
                   St. Louis, MO 63130
                   NFSC FEBO M24-988707                  Investor B           27.969           0.009
                   NFSC FMTC IRA Rollover                1,055.595
                   FBO Wayne L. Clough
                   1176 Liberty Ave.
                   Waterloo, IA 50702
                   NFSC FEBO M23-999598                  Investor B            5.686           0.002
                   Randy R. Hamill                       214.611
                   Carol K Hamill
                   9333 W. MacArthur
                   Wichita, KS 67215
Bond Index         Mary Helen Schaeffer                  Investor A           10.443           0.003
Portfolio          5801 Quantrell Ave., No. L3           359.439
                   Alexandria, VA 22312
                   Thomas Young                          Investor A           43.459           0.011
                   Trst Beatrice Young Trust             1,495.777
                   Dtd. 8 15 69 A/C M27997382
                   9204 Roger Lee Ln.
                   St. Louis, MO 63126
                   Thomas Young                          Investor A           24.599           0.006
                   Trst Henry Young Trust                846.666
                   Dtd. 11 12 69 A/C M27997390
                   9204 Roger Lee Ln.
                   St. Louis, MO 63126

                                                            CLASS AND       PERCENTAGE     PERCENTAGE
                                                            AMOUNT OF        OF CLASS     OF PORTFOLIO
      FUND                  NAME AND ADDRESS              SHARES OWNED        OWNED       SHARES OWNED
----------------   -----------------------------------   ---------------    ----------    -------------
                   NFSC FEBO M23-983284                  Investor A           17.059           0.004
                   Amy C. Gaut                           587.160
                   Andrew W. Gaut
                   Michael Fleming
                   8601 Juniper
                   Prairie Village, KS 66207
                   Olive & Company                       Trust                98.622          98.687
                   Mercantile Bank St. Louis N.A.        13,261,151.690
                   Trust Securities Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166
                   Locust & Company                      Institutional        96.121           0.019
                   Mercantile Bank St. Louis N.A.        2,597.774
                   Trust Securities Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166
Equity Index       NFSC FEBO M22-108910                  Investor A           17.292           0.055
Portfolio          Daniel J. Pierron                     1,470.442
                   1531 Washington 3F
                   St. Louis, MO 63103
                   NFSC FEBO M22-026204                  Investor A            7.547           0.024
                   NFSC FMTC IRA                         641.785
                   FBO Robert L. Nussbaumer
                   9021 Rock Forest Dr.
                   St. Louis, MO 63123
                   NFSC FEBO M23-999598                  Investor A            7.662           0.024
                   Randy R. Hamill                       651.561
                   Carol K. Hamill
                   9333 W. MacArthur
                   Wichita, KS 67215
                   NFSC FEBO M22-042951                  Investor A            5.779           0.018
                   Louis P. Vetere                       491.492
                   6317 Southwood 3W
                   St. Louis, MO 63105
                   NFSC FEBO M22-986046                  Investor A            7.738           0.025
                   Curtis A. Parvin                      658.008
                   Patricia J. Parvin
                   216 Trail Top Ct.
                   Chesterfield, MO 63017

                                                            CLASS AND       PERCENTAGE     PERCENTAGE
                                                            AMOUNT OF        OF CLASS     OF PORTFOLIO
      FUND                  NAME AND ADDRESS              SHARES OWNED        OWNED       SHARES OWNED
----------------   -----------------------------------   ---------------    ----------    -------------
                   NFSC FEBO M24-020591                  Investor A            5.464           0.017
                   James L. Norton                       464.653
                   801 Cedar Cross Road
                   Dubuque, IA 52003
                   NFSC FEBO M23-038148                  Investor A            8.631           0.028
                   NFSC FMTC IRA                         733.928
                   FBO Burt Evans
                   1052 Jana Dr.
                   Lawrence, KS 66049
                   NFSC FEBO M24-091340                  Investor A            9.600           0.031
                   Thomas H. Thompson                    816.327
                   2122 California St.
                   Cedar Falls, IA 50613
                   Locust & Company                      Trust                95.743          95.420
                   Mercantile Bank St. Louis N.A.        2,545,029.625
                   Trust Securities Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166
                   Locust & Company                      Institutional        84.937           0.021
                   Mercantile Bank St. Louis N.A.        567.925
                   Trust Securities Unit 17-1
                   P.O. Box 387
                   St. Louis, MO 63166
                   BISYS Fund Services                   Institutional        15.062           0.004
                   Attn: Admin & Regulatory Services     100.716
                   3435 Stelzer Rd.
                   Columbus, OH 43219

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Under this definition, Mercantile and its affiliates may be deemed to be controlling persons of the Fund. The Fund has been advised by Mercantile that subject to its fiduciary responsibilities, it intends to vote the shares over which it has voting power FOR and AGAINST each proposal presented at the Meeting in the same proportions as the total votes that are cast FOR and AGAINST the proposal by other shareholders of the Fund.

                             ADDITIONAL INFORMATION

     OFFICERS. Officers of the Fund are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Fund's officers who are not also Directors.

                                     OFFICER          POSITION WITH         PRINCIPAL OCCUPATIONS DURING PAST
NAME AND ADDRESS              AGE     SINCE             THE FUND             5 YEARS AND OTHER AFFILIATIONS
---------------------------   ---    -------    -------------------------   ---------------------------------
Timothy S. Engelbrecht        40       1992     Vice President-Securities   Director of Mutual Funds, Senior
  Mississippi Valley                            Transactions                Associate, Mississippi Valley
  Advisors, Inc. 7th and                                                    Advisors Inc. (registered
  Washington Streets St.                                                    investment adviser).
  Louis, MO 63166
W. Bruce McConnel, III        54       1982     Secretary                   Partner of the law firm of
  Suite 1100 1345 Chestnut                                                  Drinker Biddle & Reath LLP,
  Street Philadelphia, PA                                                   Philadelphia, Pennsylvania since
  19107                                                                     1977.
Walter B. Grimm 3435          52       1993     Vice President and          Employee of BISYS Fund Services.
  Stelzer Road Columbus, OH                     Assistant Treasurer
  43219
David Bunstine 3435 Stelzer   32       1997     Assistant Secretary         Employee of BISYS Fund Services.
  Road Columbus, OH 43219

     The officers of the Fund receive no compensation directly from the Fund for performing the duties of their offices. Mississippi Valley Advisors Inc., of which Mr. Engelbrecht is an employee, receives advisory fees for services it provides to the Fund as its investment adviser. Mercantile Bank National Association, the parent of Mississippi Valley Advisors Inc., also receives fees for services provided as the Fund's custodian. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees for services provided to the Fund. Messrs. Grimm and Bunstine are employed by BISYS Fund Services Ohio, Inc., the Fund's administrator, which receives administration fees for its services to the Fund, and by BISYS Fund Services, the Fund's distributor, which receives fees pursuant to certain plans adopted by the Fund with respect to certain share classes in accordance with Rule 12b-1 under the 1940 Act.

     INVESTMENT ADVISER AND SUB-ADVISER. Mississippi Valley Advisors Inc., the Fund's adviser, has its principal offices located at One Mercantile Center, Seventh & Washington Streets, St. Louis, Missouri 63101. Clay Finlay Inc., the sub-adviser to the Fund's International Equity Portfolio, has its principal offices at 200 Park Avenue, 56th Floor, New York, New York 10166.

     ADMINISTRATOR AND DISTRIBUTOR. BISYS Fund Services Ohio, Inc. (the "Administrator") serves as the Fund's administrator. BISYS Fund Services (the "Distributor") serves as the exclusive distributor of the shares of the Fund. The Administrator's and Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

                                 OTHER MATTERS

     The Fund does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Fund at its principal office within a reasonable time before such meeting.

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

Dated: November 20, 1997

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

     THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS DATED NOVEMBER 30, 1996 AND MAY 31, 1997, RESPECTIVELY, TO ANY SHAREHOLDER UPON REQUEST. THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED FROM THE FUND BY WRITING TO THE FUND AT P.O. BOX 78069, ST. LOUIS, MISSOURI 63178 OR BY CALLING 1-800-551-3731.

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                        GROWTH & INCOME EQUITY PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH GROWTH & INCOME EQUITY PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                        GROWTH & INCOME EQUITY PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH GROWTH & INCOME EQUITY PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                        GROWTH & INCOME EQUITY PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH GROWTH & INCOME EQUITY PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                        GROWTH & INCOME EQUITY PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH GROWTH & INCOME EQUITY PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                             BOND INDEX PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH BOND INDEX PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                             BOND INDEX PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH BOND INDEX PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                             BOND INDEX PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH BOND INDEX PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                       NATIONAL MUNICIPAL BOND PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH NATIONAL MUNICIPAL BOND PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                       NATIONAL MUNICIPAL BOND PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH NATIONAL MUNICIPAL BOND PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                       NATIONAL MUNICIPAL BOND PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH NATIONAL MUNICIPAL BOND PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                            EQUITY INDEX PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH EQUITY INDEX PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                            EQUITY INDEX PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH EQUITY INDEX PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                            EQUITY INDEX PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH EQUITY INDEX PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                     INTERMEDIATE CORPORATE BOND PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH INTERMEDIATE CORPORATE BOND PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                     INTERMEDIATE CORPORATE BOND PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH INTERMEDIATE CORPORATE BOND PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                     INTERMEDIATE CORPORATE BOND PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH INTERMEDIATE CORPORATE BOND PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                           EQUITY INCOME PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH EQUITY INCOME PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                           EQUITY INCOME PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH EQUITY INCOME PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                           EQUITY INCOME PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH EQUITY INCOME PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                           EQUITY INCOME PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH EQUITY INCOME PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                    SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                    SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                        INTERNATIONAL EQUITY PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH INTERNATIONAL EQUITY PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                        INTERNATIONAL EQUITY PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH INTERNATIONAL EQUITY PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                        INTERNATIONAL EQUITY PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH INTERNATIONAL EQUITY PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                        INTERNATIONAL EQUITY PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH INTERNATIONAL EQUITY PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                     GOVERNMENT & CORPORATE BOND PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH GOVERNMENT & CORPORATE BOND PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                     GOVERNMENT & CORPORATE BOND PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH GOVERNMENT & CORPORATE BOND PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                     GOVERNMENT & CORPORATE BOND PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH GOVERNMENT & CORPORATE BOND PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                     GOVERNMENT & CORPORATE BOND PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH GOVERNMENT & CORPORATE BOND PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH U.S. GOVERNMENT SECURITIES PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH U.S. GOVERNMENT SECURITIES PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH U.S. GOVERNMENT SECURITIES PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                      U.S. GOVERNMENT SECURITIES PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH U.S. GOVERNMENT SECURITIES PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                              BALANCED PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH BALANCED PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                              BALANCED PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH BALANCED PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                              BALANCED PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH BALANCED PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                              BALANCED PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH BALANCED PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                          SMALL CAP EQUITY PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH SMALL CAP EQUITY PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                          SMALL CAP EQUITY PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH SMALL CAP EQUITY PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                          SMALL CAP EQUITY PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH SMALL CAP EQUITY PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                          SMALL CAP EQUITY PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH SMALL CAP EQUITY PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                       TAX-EXEMPT MONEY MARKET PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH TAX-EXEMPT MONEY MARKET PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                       TAX-EXEMPT MONEY MARKET PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH TAX-EXEMPT MONEY MARKET PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                       MISSOURI TAX-EXEMPT BOND PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH MISSOURI TAX-EXEMPT BOND PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                       MISSOURI TAX-EXEMPT BOND PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH MISSOURI TAX-EXEMPT BOND PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                       MISSOURI TAX-EXEMPT BOND PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS I, CLASS J, CLASS K, CLASS M, CLASS N, CLASS O, CLASS P AND CLASS Q COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S GROWTH & INCOME EQUITY PORTFOLIO, GOVERNMENT & CORPORATE BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, SMALL CAP EQUITY PORTFOLIO, BALANCED PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO, SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO, TAX-EXEMPT MONEY MARKET PORTFOLIO, MISSOURI TAX-EXEMPT BOND PORTFOLIO, EQUITY INCOME PORTFOLIO, NATIONAL MUNICIPAL BOND PORTFOLIO, INTERMEDIATE CORPORATE BOND PORTFOLIO, EQUITY INDEX PORTFOLIO AND BOND INDEX PORTFOLIO, RESPECTIVELY, HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHFD         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH MISSOURI TAX-EXEMPT BOND PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                            MONEY MARKET PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS A COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S MONEY MARKET PORTFOLIO (THE "PORTFOLIO") HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHMM         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH MONEY MARKET PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. PROPOSAL TO APPROVE A CHANGE IN A FUNDAMENTAL INVESTMENT LIMITATION OF THE PORTFOLIO TO PERMIT     [ ]          [ ]         [ ]
   SECURITIES LENDING;

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                            MONEY MARKET PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS A COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S MONEY MARKET PORTFOLIO (THE "PORTFOLIO") HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHMM         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH MONEY MARKET PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. PROPOSAL TO APPROVE A CHANGE IN A FUNDAMENTAL INVESTMENT LIMITATION OF THE PORTFOLIO TO PERMIT     [ ]          [ ]         [ ]
   SECURITIES LENDING;

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                            MONEY MARKET PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS A COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S MONEY MARKET PORTFOLIO (THE "PORTFOLIO") HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHMM         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH MONEY MARKET PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. PROPOSAL TO APPROVE A CHANGE IN A FUNDAMENTAL INVESTMENT LIMITATION OF THE PORTFOLIO TO PERMIT     [ ]          [ ]         [ ]
   SECURITIES LENDING;

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                            MONEY MARKET PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS A COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S MONEY MARKET PORTFOLIO (THE "PORTFOLIO") HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHMM         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH MONEY MARKET PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. PROPOSAL TO APPROVE A CHANGE IN A FUNDAMENTAL INVESTMENT LIMITATION OF THE PORTFOLIO TO PERMIT     [ ]          [ ]         [ ]
   SECURITIES LENDING;

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                        TREASURY MONEY MARKET PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS B COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S TREASURY MONEY MARKET PORTFOLIO (THE "PORTFOLIO") HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHTM         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH TREASURY MONEY MARKET PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. PROPOSAL TO APPROVE A CHANGE IN A FUNDAMENTAL INVESTMENT LIMITATION OF THE PORTFOLIO TO PERMIT     [ ]          [ ]         [ ]
   SECURITIES LENDING;

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                        TREASURY MONEY MARKET PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS B COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S TREASURY MONEY MARKET PORTFOLIO (THE "PORTFOLIO") HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHTM         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH TREASURY MONEY MARKET PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. PROPOSAL TO APPROVE A CHANGE IN A FUNDAMENTAL INVESTMENT LIMITATION OF THE PORTFOLIO TO PERMIT     [ ]          [ ]         [ ]
   SECURITIES LENDING;

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================

THE ARCH FUNDS
3435 STELZER ROAD
COLUMBUS, OH 43219


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                              THE ARCH FUND, INC.
                        TREASURY MONEY MARKET PORTFOLIO

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE ARCH FUND, INC. (THE "FUND") FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 1998, AT 9:00 A.M. CENTRAL TIME, AT THE OFFICES OF MISSISSIPPI VALLEY ADVISORS INC. ONE MERCANTILE CENTER, SOUTHEAST CONFERENCE ROOM, 21ST FLOOR, ST. LOUIS, MISSOURI 63101.

     THE UNDERSIGNED HEREBY APPOINTS WALTER B. GRIMM, DAVID BUNSTINE AND SUE A. WALTERS, AND EACH OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXIES OF THE UNDERSIGNED TO VOTE AT THE ABOVE-STATED SPECIAL MEETING, AND AT ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF, ALL SHARES OF CLASS B COMMON STOCK EVIDENCING INTERESTS IN THE FUND'S TREASURY MONEY MARKET PORTFOLIO (THE "PORTFOLIO") HELD OF RECORD BY THE UNDERSIGNED ON NOVEMBER 3, 1997, THE RECORD DATE FOR THE MEETING, UPON THE FOLLOWING MATTERS AND UPON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION.

ACCOUNT NUMBER:
SHARES:
CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    X                   ARCHTM         KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY


====================================================================================================================================
ARCH TREASURY MONEY MARKET PORTFOLIO

ELECTION OF DIRECTORS                                         FOR      WITHHOLD       FOR ALL    To withhold authority to vote,
1. 01) D.E. BRANDT, 02) R.M. COX, JR., 03) J.J. HUNT,         ALL         ALL         EXCEPT:    mark "For All Except" and write the
   04) J.C. JACOBSEN, 05) P.J. MOORE, 06) R.D. WINNEY,                                           nominee's number on the line below.
   07) J.V. WOODHAM                                           [ ]         [ ]          [ ]
                                                                                                 -----------------------------------

VOTE ON PROPOSALS                                                                                     FOR        AGAINST     ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE FUND'S INDEPENDENT ACCOUNTANT     [ ]          [ ]         [ ]
   FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1998;

3. PROPOSAL TO APPROVE A CHANGE IN A FUNDAMENTAL INVESTMENT LIMITATION OF THE PORTFOLIO TO PERMIT     [ ]          [ ]         [ ]
   SECURITIES LENDING;

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
   COME BEFORE THE MEETING.


   ------------------------------------------------                     ------------------------------------------------
   |                                  |           |                     |                                  |           |
   |                                  |           |                     |                                  |           |
   ------------------------------------------------                     ------------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]     Date                          Signature (Joint Owners)               Date
====================================================================================================================================